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                                                                    EXHIBIT 10.6


                             AMENDED AND RESTATED
                              SECURITY AGREEMENT
   (ACCOUNTS, GENERAL INTANGIBLES, INVENTORY, EQUIPMENT & OTHER COLLATERAL)

                          Dated as of April 29, 1998

This Amended and Restated Security Agreement (as modified from time to time, the "Agreement") has been executed by ONEPOINT COMMUNICATIONS CORP., a Delaware
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corporation ("Debtor"), as debtor, in favor of THE NORTHERN TRUST COMPANY, an
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Illinois banking corporation, as secured party (together with any successor, assign or subsequent holder, "Secured Party"), with its office at 265 East
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Deerpath, Lake Forest, Illinois 60045.

     In consideration of Secured Party's making loans and extensions of credit and/or considering making loans or extensions of credit to Debtor, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor agrees as follows:

1. DEFINITIONS.  As used in this Agreement:

     (a) Unless otherwise defined herein, all terms that are defined in the Uniform Commercial Code of the State in which the main banking office of Secured Party is located shall have the same meanings herein as in such Code.

     (b)  "Guarantor" means SBC Communications Inc., its successors and assigns.

     (c) "Prime Rate" means that floating rate of interest per year announced from time to time by Secured Party called its prime rate, which at any time may not be the lowest rate charged by Secured Party, computed for the actual number of days elapsed on the basis of a year of 360 days.

     (d) "Subsidiary" means any corporation, partnership, joint venture, trust, or other legal entity of which Debtor owns directly or indirectly 80% or more of the outstanding voting stock or interest, or of which Debtor has effective control, by contract or otherwise.

2. SECURITY INTEREST. Debtor hereby grants to Secured Party a continuing security interest in, and assigns and transfers to Secured Party, all of Debtor's right, title and interest in the following property or types of property now owned by Debtor or hereafter created or acquired by Debtor, wherever located (any or all of such, the "Collateral"):
                                           ----------

     (a) All accounts (including without limitation all rights to payment for services or the Inventory, however arising), leases, chattel paper, contract rights, instruments, life insurance policies, and documents;

     (b) All general intangibles (including without limitation inventions, designs, patents, patent applications, service marks, trademarks, trade names, copyrights, licenses, leasehold
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interests, tax refund claims, guaranty claims, and security interests or other security held by Debtor to secure accounts);

     (c) All inventory, including without limitation returned and repossessed goods, raw materials, and work in progress (the "Inventory");
                                                 ---------

     (d) All goods (other than Inventory), equipment, vehicles, leasehold improvements, and fixtures, together with accessions thereto and replacement parts therefor (the "Equipment");
                     ---------

     (e) All monies, accounts, deposits, and property now or at any time hereafter in the possession or under the control of Secured Party or its bailee, including that certain account of the Borrower Account No. 5839149 maintained at the Secured Party and all cash, property maintained therein and proceeds thereof; and

     (f) All books and records, including without limitation customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;

     (g) All documents of title evidencing or issued with respect to any of the foregoing; and

     (h) All proceeds and products of all of the foregoing, including without limitation proceeds of insurance policies insuring the foregoing.

3. LIABILITIES. The Collateral shall secure the payment and performance of all obligations and liabilities of Debtor to Secured Party howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, including without limitation future advances, letters of credit issued for the account of or at the request of Debtor as well as all agreements relating to any of the foregoing (the "Liabilities").
      -----------

4. REPRESENTATIONS. Debtor hereby represents and warrants to Secured Party that:

     (a) Debtor and any Subsidiary are existing and in good standing under the laws of their state of formation, are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Debtor; the execution, delivery and performance of this Agreement and all related documents and instruments are within Debtor's powers and have been authorized by all necessary corporate action.

     (b) The execution, delivery and performance of this Agreement and all related documents and instruments have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law or of the articles of incorporation or by-laws or similar agreement of Debtor or any agreement affecting Debtor or its property.

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     (c)  There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Debtor or the Guarantor since the date of the latest financial statements provided on behalf of Debtor or the Guarantor to Secured Party.

     (d)  Debtor does not do business, nor has it done business during the five
(5) years and six months prior to the date of this Agreement, under any other name except Ventures in Communications RMTS, LLC. and OnePoint Communications, L.L.C.

     (e) No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

     (f) Debtor is the lawful owner of all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent and the interest of lessors in property leased to Debtor.

     (g) All Collateral is located at Debtor's address for notices set forth below or at the addresses set forth on Schedule A hereto, and is not in transit,
                                       ----------
except: (i) for goods covered by negotiable warehouse receipts that have been delivered to Secured Party or (ii) as notified to Secured Party in compliance herewith. All Collateral is of good and merchantable quality and free from any defects that would affect its market value.

     (h) All accounts receivable of Debtor are genuine, are in all respects what they purport to be, are not evidenced by a judgment, and represent undisputed, bona fide transactions completed or to be completed in accordance with the terms and conditions of any document related thereto; none of the Collateral has been sold or pledged to any other person or entity; and Debtor has no knowledge of any fact or circumstance which would impair the validity or collectibility of any of the Collateral.

     (i) Debtor (and each shareholder of Debtor) has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including without limitation any taxes shown on such returns or on any assessment received by it to the extent that such taxes have become due, except in the case of a shareholder of Debtor only, where the failure to file such returns or pay such taxes would not have a material adverse effect on the ability of the Debtor to perform the Liabilities.

5. COVENANTS OF DEBTOR. Debtor agrees that so long as this Agreement remains in effect, it will: (a) NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF ANY CHANGE WHATSOEVER IN THE NAME OF DEBTOR OR THE NAME(S) UNDER WHICH DEBTOR CONDUCTS BUSINESS, ANY NEW NAMES UNDER WHICH DEBTOR INTENDS TO DO BUSINESS, AND ANY NEW ADDRESSES AT OR FROM WHICH DEBTOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND. Debtor shall keep all Collateral within one or more of the United States of America;

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     (b)  Provide and maintain insurance with respect to the Collateral and the operation of Debtor's business, as reasonably required by Secured Party from time to time; all such insurance shall be in such amounts and against such risks as shall be reasonably satisfactory in all respects to Secured Party, with Secured Party named as additional insured and loss payee;

     (c) Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral, except for such taxes, assessments and charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles have been reserved on the books of the Debtor; and not sign (or permit to be signed) any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent;

     (d) Execute such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party) and do such other acts as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent;

     (e) Deliver to Secured Party any certificates or other documents of title representing or issued with respect to any of the Collateral, with Secured Party's security interest and lien endorsed thereon, and record such certificates or documents with all appropriate regulatory agencies;

     (f) Furnish to Secured Party, immediately upon the request of Secured Party, any evidence of ownership of the Collateral, including without limitation bills of sale, paid invoices, certificates of title, or applications for title;

     (g) Keep at its address for notices set forth under or opposite its signature hereto its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; furnish to Secured Party such information concerning Debtor, the Collateral, and the account debtors as Secured Party may from time to time reasonably request; and permit Secured Party from time to time to inspect the Collateral and to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession of Debtor pertaining to the Collateral and the account debtors. Secured Party shall have the right at any time or times to make direct verification with the account debtors of any and all of the accounts;

     (h) Keep and maintain the Collateral in good operating condition and repair, and make all necessary replacements and renewals to the Collateral so that the value and operating efficiency thereof shall at all times be maintained and preserved;

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     (i)  Make appropriate entries upon its financial statements and its books and records disclosing Secured Party's security interest in the Collateral;

     (j) Provide to Secured Party from time to time such financial statements of and other information concerning Debtor and any shareholder of Debtor, including Ventures in Communications II, LLC ("VIC2") (audited, if requested by
                                               ----
Secured Party) as Secured Party shall reasonably request;

     (k) If at any time any of the Collateral shall be or become evidenced by any instrument, note, or other document, immediately deliver such instrument, note, or document to Secured Party, endorsed as requested by Secured Party;

     (l) Immediately notify Secured Party of any material loss or depreciation in the value of the Collateral; and

     (m)  Except to the extent specifically permitted in Section 6 of this
                                                         ---------
Agreement, not sell, transfer, or otherwise dispose of any Collateral without Secured Party's prior written consent.

6. USE OF THE INVENTORY. Until notice to the contrary is given by the Secured Party, Debtor may use, consume, and sell Inventory in carrying on its business in the ordinary course of business substantially in the same manner as now conducted, but a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by Debtor or any shareholder.

7.   COLLECTIONS.

     (a)  Until written notice to the contrary is given by Secured Party, Debtor
(i) shall collect the accounts for Secured Party at Debtor's own expense, and
(ii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund, or allowance to which such party may be lawfully entitled and accept in connection therewith the return of any goods the sale or lease of which shall have given rise to such accounts.

     (b) At any time and from time to time, after the occurrence of an Event of Default, Secured Party, at Debtor's expense, may or, upon request of Secured Party, Debtor shall, notify any account debtors of the existence of this Agreement and direct such account debtors to pay directly to Secured Party the amounts due or to become due from such account debtors. Each account debtor so notified and directed may accept the receipt of Secured Party for any such payment as a full release of any amounts so paid.

     (c) Secured Party may enforce collection of any or all of the Collateral by suit or otherwise, and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder.

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     (d)  Secured Party at any time may, and upon direction of Debtor or upon the happening of an Event of Default shall, apply all payments received from account debtors to the Liabilities when due (whether by acceleration or otherwise) and may credit any balance after such payment to the account of Debtor.

8. WARRANTY-FUTURE. The request or application by Debtor for any Liability secured hereby shall be a representation and warranty by Debtor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default (in each case as defined herein) has occurred or is continuing as of such date; and (ii) Debtor's representations and warranties herein are true and correct as of such date as though made on such date, except that Section 4(c)
                                                                 ------------
shall be deemed to refer to the then most recent financial statements furnished to Secured Party.

9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default":
    ----------------

     (a) Failure to pay, when and as due, and subject to any applicable grace period, any principal, interest or other amounts payable hereunder or in connection with any of the Liabilities; or failure to comply with or perform any agreement or covenant of Debtor contained herein, which failure shall continue unremedied for a period of 10 days after the notice thereof from Secured Party to Debtor; or

     (b) Any default, event of default, or similar event shall occur or continue (after the expiration of any applicable grace period) under any other instrument, document, note, agreement, or guaranty delivered to Secured Party in connection with this Agreement; or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or

     (c) There shall occur any default or event of default, or any event or condition that might become such with notice or the passage of time or both, or any similar event, or any event that requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by Debtor, any Subsidiary, Ventures in Communications, L.L.C. ("VIC"), VIC2 or VenCom L.L.C.
                                                 ---
("VenCom") in an aggregate amount in excess of $5,000,000, or the Guarantor, or
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under the terms of any indenture, agreement, or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured, or guaranteed, and such event shall continue beyond any applicable period of grace; or

     (d) Any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Debtor, any Subsidiary, VIC, VIC2, VenCom, or the Guarantor to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

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     (e)  Any guaranty of or pledge of collateral security for the Liabilities, including without limitation this Agreement, shall be repudiated or become unenforceable or incapable of performance; or

     (f) Debtor, any Subsidiary or the Guarantor shall fail to maintain their existence in good standing in their state of formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Debtor; or

     (g) Debtor, any Subsidiary, VIC, VIC2, VenCom, or the Guarantor shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason; or any member of VIC2 shall withdraw or notify VIC2 of its intention to withdraw as a member of VIC2; or any member of VIC2 shall fail to make any contribution required by the limited liability company agreement or operating agreement of VIC2 as and when due under such agreement; or there shall be any change in a limited liability company agreement or operating agreement of VIC2 from that in force on the date hereof which may have a material adverse impact on the ability of Borrower to repay the Liabilities; or

     (h) Any person or entity presently not in control of Debtor, VIC2, VenCom, or the Guarantor, shall obtain control directly or indirectly of Debtor, VIC2, VenCom or the Guarantor, whether by purchase or gift of stock or assets, by contract, or otherwise; provided, however, that ownership of less than 20% of the issued and outstanding shares of the Debtor by persons not owning shares of the Debtor on the date hereof shall not constitute a change in control for purposes of this clause (h); or

     (i) Any proceeding (judicial or administrative) shall be commenced against Debtor, any Subsidiary, VIC, VIC2, VenCom, or the Guarantor, or with respect to any assets of Debtor, any Subsidiary, VIC, VIC2, VenCom or the Guarantor which shall threaten to have a material and adverse effect on the assets, condition or prospects of Debtor, any Subsidiary, VIC, VIC2, VenCom, or the Guarantor; or final judgment(s) and/or settlement(s) in an aggregate amount in excess of (i) in the case of the Guarantor, TWENTY-FIVE MILLION UNITED STATES DOLLARS ($25,000,000), (ii) in the case of VIC, TEN MILLION UNITED STATES DOLLARS ($10,000,000), or (iii) in the case of the Debtor, any Subsidiary, VIC2 or VenCom, ONE MILLION UNITED STATES DOLLARS ($1,000,000), in each case in excess of insurance for which the insurer has confirmed coverage in writing, a copy of which writing has been furnished to Secured Party, shall be entered or agreed to in any suit or action; or

     (j) Debtor shall grant or any person (other than Secured Party) shall obtain a security interest in any of the Collateral; Debtor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral enforceable in accordance with the terms hereof; or any notice of a federal tax lien against Debtor, VIC, VIC2 or VenCom in excess of $1,000,000 shall be filed with any public recorder; or

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     (k)  There shall be any material loss or depreciation in the value of any of the Collateral for any reason, or Secured Party shall otherwise reasonably deem itself insecure; or, unless expressly permitted by this Agreement or the related documents, all or any part of any of the Collateral or any direct, indirect, legal, equitable or beneficial interest therein is assigned, transferred or sold without Secured Party's prior written consent; or

     (l) Any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against Debtor, any Subsidiary, VIC, VIC2, VenCom, or any Guarantor and any such involuntary proceeding is not dismissed within 60 days; or Debtor, any Subsidiary, VIC, VIC2, VenCom, or any Guarantor shall take any steps toward, or to authorize, such a proceeding; or

     (m) Debtor, any Subsidiary, VIC, VIC2, VenCom, or any Guarantor shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

10.  DEFAULT REMEDIES.

     (a) Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in Section 9(a)-(k), Secured Party at its
                                     ----------------
option may declare the Liabilities immediately due and payable without notice or demand of any kind; and (ii) upon the occurrence of any Event of Default specified in Section 9(l)-(m), the Liabilities shall be immediately and
             ----------------
automatically due and payable without action of any kind on the part of Secured Party. Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any related document or instrument (including without limitation any pertaining to Collateral), and at law or in equity.

     (b) If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State where the main banking office of Secured Party and/or any Collateral is located, Secured Party may, in its sole discretion, exercise any rights or powers set forth in this Agreement. Secured Party may require Debtor to assemble the Collateral and deliver it to a place designated by Secured Party. Without limiting any other provision hereof, Debtor shall pay all related expenses, including without limitation attorneys' fees and reasonable time charges of attorneys of Secured Party in enforcing its rights hereunder. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten days before such disposition, by certified mail, postage prepaid, addressed to Debtor at the address of Debtor shown below. Secured Party shall, in addition to and not in limitation of all rights of offset under applicable law, have the right to appropriate and apply all of the Collateral in its possession to payment of the Liabilities. Secured Party may proceed to sell or otherwise dispose of the Collateral at public or private sale for cash or credit; provided, however, that Debtor shall be

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

credited with proceeds of such sale only when the proceeds are actually received by Secured Party. Any proceeds of the Collateral may be applied by Secured Party to the payment of expenses and costs to exercise of Secured Party's rights hereunder, and any balance of such proceeds shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion. Any balance remaining shall be returned to Debtor.

     (c) Secured Party may, by written notice to Debtor, at any time and from time to time, waive any Event of Default or "Unmatured Event of Default" (as
                                             --------------------------
defined below), which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Secured Party and Debtor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law. "Unmatured Event of Default" means any event or condition which would become an Event of Default with notice or the passage of time or both.

11. RIGHTS OF SECURED PARTY. Secured Party may, from time to time, at its option (but shall have no duty to):

     (a) Perform any agreement of Debtor hereunder that Debtor shall have failed to perform;

     (b) Take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest therein and the carrying out of this Agreement, including without limiting the generality of the foregoing: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Debtor having effect on the Collateral; or (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Debtor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and to give full discharge for the same; and

     (c) File, or cause to be filed, photocopies or carbon copies of any financing statement respecting any right of Secured Party in the Collateral, and any such photocopy or carbon copy of the signature of Debtor on such photocopy or carbon copy shall be deemed an original for purposes of such filing. Debtor hereby authorizes Secured Party to sign financing statements on Debtor's behalf to be filed in all jurisdictions in which such authorization is permitted. Debtor hereby appoints Secured Party as Debtor's attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Debtor in accordance with this Section. Secured Party shall provide Debtor with reasonable advance notice of its intent to exercise the powers of attorney provided herein, except in the event that an Event of Default shall have occurred. Debtor immediately will reimburse Secured Party for all expenses so incurred by Secured Party, together with interest thereon at 3% in addition to the Prime Rate.

12. FURTHER ASSURANCES. (a) Debtor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

     (b) No delay in enforcing payment of the Liabilities, nor any amendment, waiver, change, or modification of any terms of any document or instrument which evidences or is given in connection with the Liabilities, shall release Debtor from any obligation hereunder. The obligations of Debtor under this Agreement are and shall be primary, continuing, unconditional and absolute, irrespective of the value, genuineness, regularity, validity or enforceability of any documents or instruments respecting or evidencing the Liabilities. In order to hold Debtor liable or exercise rights or remedies hereunder, there shall be no obligation on the part of Secured Party, at any time, to resort for payment to any Guarantor or to any other security for the Liabilities. Secured Party shall have the right to enforce this Agreement irrespective of whether or not other proceedings or steps are being taken against any other property securing the Liabilities or any other party primarily or secondarily liable on any of the Liabilities.

     (c) Debtor irrevocably waives presentment, protest, demand, notice of dishonor or default, and all demands and notices of any kind in connection with this Agreement or the Liabilities.

13. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed if to Secured Party to The Northern Trust Bank, 265 E. Deerpath, Lake Forest, Illinois 60045 (Attention: Division Head, Commercial Division), and if to Debtor to its address set forth below, or to such other address as may be hereafter designated in writing by the respective parties hereto or, as to Debtor, may appear in Secured Party's records.

14. MISCELLANEOUS. This Agreement and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in such State. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement. This Agreement shall bind Debtor, its successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns, except that Debtor may not transfer or assign any of its rights or interest hereunder without the prior written consent of Secured Party. Debtor agrees to pay upon demand all expenses (including without limitation attorneys' fees, legal costs and expenses, and time charges of attorneys in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith.

15. WAIVER OF JURY TRIAL, ETC. DEBTOR AND SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER CHICAGO, ILLINOIS. DEBTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH CITY, AND HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY SECURED PARTY IN ACCORDANCE WITH THIS PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

16. AMENDMENT AND RESTATEMENT. This Agreement amends and restates in its entirety the Security Agreement dated as of March 25, 1998 of OnePoint Communications, L.L.C. (the predecessor of Debtor) in favor of the Secured Party ("Prior Agreement") and nothing contained herein shall be construed to release,
  ---------------
cancel, terminate or otherwise adversely affect all or any part of any lien or security interest heretofore granted to Secured Party under the Prior Agreement which has not been expressly released.

ONEPOINT COMMUNICATIONS CORP.



By: [SIGNATURE ILLEGIBLE]
    --------------------------

Title:________________________


Address for notices:
2201 Waukegan Road
Suite E-200
Bannockburn, Illinois 60015
Attention:____________________

                                  SCHEDULE A
                             COLLATERAL LOCATIONS
                             --------------------

OnePoint Communications Corp.                OnePoint Communications Corp.
Corporate Headquarters                       5335 Wisconsin Ave., NW
2201 Waukegan Road, Suite E-200              Suite #950
Bannockbum, Illinois 60015                   Washington, D.C. 20015

OnePoint Communications Corp.                OnePoint Communications Corp.
Two Point Royal                              14001 E. Iliff Ave.
4550 North Point Pkwy.                       Suite #320
Suite #350                                   Aurora, CO 80014-1426
Alpharette, GA 30022

OnePoint Communications Corp.                OnePoint Communications Corp.
(temporary office space)                     1200 Mercantile Lane
2999 N. 44th St.                             Suite #114
Suite #300                                   Largo, MD 20774
Phoenix, AZ 85018

                                   EXHIBIT A
                                      TO
                              FINANCING STATEMENT
                                      OF
                         ONEPOINT COMMUNICATIONS CORP.
                                  IN FAVOR OF
                          THE NORTHERN TRUST COMPANY
                           (CONSISTING OF ONE PAGE)

     All of Debtor's right, title and interest in the following property or types of property whether now existing or hereafter arising or acquired, wherever located:

   (a) All accounts (including without limitation all rights to payment for services or the Inventory, however arising), leases, chattel paper, contract rights, instruments, life insurance policies, and documents;

   (b) All general intangibles (including without limitation inventions, designs, patents, patent applications, service marks, trademarks, trade names, copyrights, licenses, leasehold interests, tax refund claims, guaranty claims, and security interests or other security held by Debtor to secure accounts);

   (c) All inventory, including without limitation returned and repossessed goods, raw materials, and work in progress (the "Inventory");
                                                    ---------

   (d) All goods (other than Inventory), equipment, vehicles, leasehold improvements, and fixtures, together with accessions thereto and replacement parts therefor, but excluding property used exclusively for personal, household, or family use (the "Equipment");
                                  ---------

   (e) All monies, accounts, deposits, and property now or at any time hereafter in the possession or under the control of Secured Party or its bailee, including that certain account of Debtor Account No. 5839149 maintained at Secured Party and all cash, property maintained therein and proceeds thereof;

   (f) All books and records, including without limitation customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;

   (g) All documents of title evidencing or issued with respect to any of the foregoing; and

   (h) All proceeds and products of all of the foregoing, including without limitation proceeds of insurance policies insuring the foregoing.